For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES THIRD QUARTER RESULTS

Revenue Grows 6% Year-over-Year

Connectivity Revenue Run-Rate Exceeds $100 Million

Company Raises Fiscal 2016 Full Year Guidance

LITTLE ROCK, Ark. – February 4, 2016 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service company, today announced financial results for its third quarter ended December 31, 2015.

Financial Highlights

·
Revenue: Total revenue was $221 million, up approximately 6% compared to the third quarter of last year. Excluding an unfavorable currency impact of approximately $2 million, revenue was up 7%. US revenue of $199 million was up 8% year-over-year.

·
Operating Income (Loss): GAAP operating loss from continuing operations improved to nearly break-even compared to a loss of $2 million in the prior year. Non-GAAP operating income from continuing operations improved 7% to approximately $22 million.

·
Earnings (Loss) per Share: GAAP loss per share from continuing operations was $0.01 compared to earnings per share of $0.00 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.18, up from $0.17 a year ago.

·	Operating Cash Flow: Operating cash flow from continuing operations was $37 million, up 13% from $33 million last year.
·	Free Cash Flow to Equity: Free cash flow to equity was $14 million, up 52% from $9 million in the prior year. This measure excludes cash flows related to the IT Infrastructure Management divestiture.

Segment Results

Marketing Services

·	Revenue was $116 million, up 1% compared to the third quarter of last year. US revenue of $106 million was up 3% year-over-year.
·	Gross margin decreased from 36% to 33%.
·	Operating income was $20 million, down 7% compared to the prior year.
·	The declines in gross margin and operating income were driven by infrastructure investments in the US.

Audience Solutions

·	Revenue was $77 million, up 1% compared to the prior year period. US revenue of $66 million was up 3% year-over-year.
·	Gross margin improved from 52% to 59%.
·	Operating income was $31 million, up 6% compared to the prior year.
·	The improvements in gross margin and operating income were driven by revenue growth and operational cost efficiencies, partially offset by investments in R&D and sales and marketing.

Connectivity

·
Revenue was $28 million, up approximately 59% compared to the third quarter of last year, driven by continued onboarding momentum. Connectivity exited the quarter with a $100 million annualized revenue run-rate.

·	Gross margin improved from 33% to 57%.
·	Operating loss improved by $7 million to a slight loss of roughly $1 million.
·	The improvements in gross margin and operating results were driven by growth in subscriptions and royalties, partially offset by on-going investments to support growth.

Non-GAAP results exclude items including non-cash compensation, purchased intangible asset amortization, restructuring charges and separation and transformation costs. A reconciliation between GAAP and non-GAAP results is attached to this release.

“We are pleased to report a solid quarter highlighted by new customer additions and revenue growth across all of our divisions,” said Acxiom CEO Scott Howe. “Our divisional structure is beginning to pay dividends, and the investments we are making against our long-term strategy continue to build the foundation for sustainable future growth.”

Business Highlights

·
Connectivity added over 20 new customers during the quarter and added 25 new partner integrations. Marketers can now onboard and distribute their data to a growing network of more than 275 marketing platforms and data providers.

·
Acxiom powered $122 million of gross media spend in the third quarter, up 66% year-over-year. On a trailing twelve-month basis, Acxiom powered $317 million of gross media spend, up 107% over the comparable period.

·
Acxiom expanded its addressable TV offering with the acquisition of the Audience Interconnect data platform from Allant Group. This capacity provides partners with the leading ability to reach targeted US households via data-driven ad campaigns. Ad sellers, agencies and brands can activate data across an expanded ecosystem that includes TV partners representing nearly 50 million addressable homes and over 100 million individuals.

·
Dennis Self was appointed President and General Manager of Marketing Services. Self has held several mission critical roles within Acxiom, including senior vice president of delivery for Marketing Services, where he led the transformation and modernization of the company’s client delivery function. Prior to that, he served as the company’s chief information officer and senior vice president of technical operations.

·
Acxiom repurchased 463,000 shares for approximately $10 million during the quarter. Since inception of the share repurchase program in August 2011, Acxiom has repurchased 14.8 million shares for $240 million.

Financial Outlook

Acxiom’s guidance excludes the impact of non-cash compensation, purchased intangible asset amortization, restructuring charges and separation and transformation costs. Estimates for fiscal 2016 have been raised as follows:

·	Revenue from continuing operations in the range of $835 million to $840 million as compared to Acxiom’s previous estimate of $815 million to $840 million
·	Non-GAAP diluted earnings per share from continuing operations to be as much as $0.54 as compared to the company’s previous estimate of between $0.45 and $0.50

Conference Call

Acxiom will hold a conference call at 4:00 p.m. CT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at investors.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our 7,000+ global clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call contains forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our current and periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the Securities and Exchange Commission on May 27, 2015.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended
	December 31,
			$	%
	2015	2014	Variance	Variance

Revenues	221,193	208,246	12,947	6.2%

Cost of revenue	125,735	125,807	(72)	(0.1%)
Gross profit	95,458	82,439	13,019	15.8%
% Gross margin	43.2%	39.6%

Operating expenses:
Research and development	18,400	18,973	(573)	(3.0%)
Sales and marketing	36,581	30,554	6,027	19.7%
General and administrative	36,793	31,821	4,972	15.6%
Gains, losses and other items, net	4,058	3,381	677	20.0%
Total operating expenses	95,832	84,729	11,103	13.1%

Loss from operations	(374)	(2,290)	1,916	83.7%
% Margin	-0.2%	-1.1%
Other income (expense):
Interest expense	(1,948)	(2,005)	57	2.8%
Other, net	303	35	268	765.7%
Total other expense	(1,645)	(1,970)	325	16.5%

Loss from continuing operations before income taxes	(2,019)	(4,260)	2,241	52.6%

Income taxes	(1,580)	(4,597)	3,017	65.6%

Net earnings (loss) from continuing operations	(439)	337	(776)	(230.3%)

Earnings (loss) from discontinued operations, net of tax	(971)	3,819	(4,790)	(125.4%)

Net earnings (loss)	(1,410)	4,156	(5,566)	(133.9%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.01)	0.00	(0.01)	(228.9%)
Net earnings (loss) from discontinued operations	(0.01)	0.05	(0.06)	(125.2%)
Net earnings (loss)	(0.02)	0.05	(0.07)	(133.6%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.01)	0.00	(0.01)	(231.1%)
Net earnings (loss) from discontinued operations	(0.01)	0.05	(0.06)	(125.6%)
Net earnings (loss)	(0.02)	0.05	(0.07)	(134.1%)

Some earnings (loss) per share amounts may not add due to rounding

Basic shares	77,831	77,039
FDWA shares	79,346	78,302

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Nine Months Ended
	December 31,
			$	%
	2015	2014	Variance	Variance

Revenues	625,433	599,177	26,256	4.4%

Cost of revenue	364,756	366,329	(1,573)	(0.4%)
Gross profit	260,677	232,848	27,829	12.0%
% Gross margin	41.7%	38.9%

Operating expenses:
Research and development	57,489	55,121	2,368	4.3%
Sales and marketing	100,334	85,410	14,924	17.5%
General and administrative	100,055	102,794	(2,739)	(2.7%)
Gains, losses and other items, net	8,098	11,342	(3,244)	(28.6%)
Total operating expenses	265,976	254,667	11,309	4.4%

Loss from operations	(5,299)	(21,819)	16,520	75.7%
% Margin	-0.8%	-3.6%
Other income (expense):
Interest expense	(5,789)	(5,774)	(15)	(0.3%)
Other, net	666	(234)	900	384.6%
Total other expense	(5,123)	(6,008)	885	14.7%

Loss from continuing operations before income taxes	(10,422)	(27,827)	17,405	62.5%

Income taxes	(3,456)	(10,322)	6,866	66.5%

Net loss from continuing operations	(6,966)	(17,505)	10,539	60.2%

Earnings from discontinued operations, net of tax	15,240	12,513	2,727	21.8%

Net earnings (loss)	8,274	(4,992)	13,266	265.7%

Basic earnings (loss) per share:
Net loss from continuing operations	(0.09)	(0.23)	0.14	60.7%
Net earnings from discontinued operations	0.20	0.16	0.03	20.4%
Net earnings (loss)	0.11	(0.06)	0.17	263.8%

Diluted earnings (loss) per share:
Net loss from continuing operations	(0.09)	(0.23)	0.14	60.7%
Net earnings from discontinued operations	0.20	0.16	0.03	20.4%
Net earnings (loss)	0.11	(0.06)	0.17	263.8%

Some earnings (loss) per share amounts may not add due to rounding

Basic shares	77,903	76,998
FDWA shares	79,336	78,317

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended		For the Nine Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Loss from continuing operations before income taxes	(2,019)	(4,260)	(10,422)	(27,827)

Income taxes	(1,580)	(4,597)	(3,456)	(10,322)

Net loss from continuing operations	(439)	337	(6,966)	(17,505)

Earnings from discontinued operations, net of tax	(971)	3,819	15,240	12,513

Net earnings (loss)	(1,410)	4,156	8,274	(4,992)

Earnings (loss) per share:

Basic	(0.02)	0.05	0.11	(0.06)

Diluted	(0.02)	0.05	0.11	(0.06)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,754	3,783	11,262	7,673
Non-cash stock compensation (cost of revenue and operating expenses)	8,046	8,450	23,529	20,100
Restructuring charges and other adjustments (gains, losses, and other)	4,058	3,381	8,098	11,342
Separation and transformation costs (general and administrative)	6,628	7,417	16,140	26,246
Accelerated amortization (cost of revenue)	78	-	1,598	-

Total excluded items, continuing operations	22,564	23,031	60,627	65,361

Earnings from continuing operations before income taxes
and excluding items	20,545	18,771	50,205	37,534

Income taxes	6,399	5,755	17,194	13,029

Non-GAAP net earnings	14,146	13,016	33,011	24,505

Non-GAAP earnings per share:

Basic	0.18	0.17	0.42	0.32

Diluted	0.18	0.17	0.42	0.31

Basic weighted average shares	77,831	77,039	77,903	76,998

Diluted weighted average shares	79,346	78,302	79,336	78,317

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)

	For the Three Months Ended

	December 31,	December 31,
	2015	2014

Basic earnings per share from continuing operations:
Numerator - net earnings (loss)	(439)	337

Denominator - weighted-average shares outstanding	77,831	77,039
Basic earnings (loss) per share	(0.01)	0.00

Diluted earnings per share from continuing operations:
Numerator - net earnings (loss)	(439)	337

Denominator - weighted-average shares outstanding	77,831	77,039
Dilutive effect of common stock options, warrants and restricted stock	-	1,263
	77,831	78,302

Diluted earnings (loss) per share	(0.01)	0.00

Basic earnings (loss) per share from discontinued operations:
Numerator - net earnings (loss)	(971)	3,819

Denominator - weighted-average shares outstanding	77,831	77,039
Basic earnings (loss) per share	(0.01)	0.05

Diluted earnings (loss) per share from discontinued operations:
Numerator - net earnings (loss)	(971)	3,819

Denominator - weighted-average shares outstanding	77,831	77,039
Dilutive effect of common stock options, warrants and restricted stock	-	1,263
	77,831	78,302

Diluted earnings (loss) per share	(0.01)	0.05

Basic earnings (loss) per share:
Numerator - net earnings (loss)	(1,410)	4,156

Denominator - weighted-average shares outstanding	77,831	77,039
Basic earnings (loss) per share	(0.02)	0.05

Diluted earnings (loss) per share:
Numerator - net earnings (loss)	(1,410)	4,156

Denominator - weighted-average shares outstanding	77,831	77,039
Dilutive effect of common stock options, warrants, and restricted stock	-	1,263
	77,831	78,302

Diluted earnings (loss) per share	(0.02)	0.05

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)

	For the Nine Months Ended

	December 31,	December 31,
	2015	2014

Basic loss per share from continuing operations:
Numerator - net loss	(6,966)	(17,505)

Denominator - weighted-average shares outstanding	77,903	76,998
Basic loss per share	(0.09)	(0.23)

Diluted loss per share from continuing operations:
Numerator - net loss	(6,966)	(17,505)

Denominator - weighted-average shares outstanding	77,903	76,998
Diluted loss per share	(0.09)	(0.23)

Basic earnings per share from discontinued operations:
Numerator - net earnings	15,240	12,513

Denominator - weighted-average shares outstanding	77,903	76,998
Basic earnings per share	0.20	0.16

Diluted earnings per share from discontinued operations:
Numerator - net earnings	15,240	12,513

Denominator - weighted-average shares outstanding	77,903	76,998
Diluted earnings per share	0.20	0.16

Diluted loss per share:
Numerator - net earnings (loss)	8,274	(4,992)

Denominator - weighted-average shares outstanding	77,903	76,998
Diluted earnings (loss) per share	0.11	(0.06)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended
	December 31,
			$	%
	2015	2014	Variance	Variance

Revenues
Marketing Services	115,725	114,403	1,322	1.2%
Audience Solutions	77,046	75,933	1,113	1.5%
Connectivity	28,422	17,910	10,512	58.7%
Total operating segment revenues	221,193	208,246	12,947	6.2%

Gross profit
Marketing Services	38,561	41,572	(3,011)	(7.2%)
Audience Solutions	45,265	39,215	6,050	15.4%
Connectivity	16,130	5,858	10,272	175.3%
Total operating segment gross profit	99,956	86,645	13,311	15.4%

Gross profit margin %
Marketing Services	33.3%	36.3%
Audience Solutions	58.8%	51.6%
Connectivity	56.8%	32.7%
Total operating segment gross margin	45.2%	41.6%

Income (loss) from operations
Marketing Services	20,309	21,859	(1,550)	(7.1%)
Audience Solutions	30,723	28,919	1,804	6.2%
Connectivity	(1,015)	(7,802)	6,787	87.0%
Total operating segment income from operations	50,017	42,976	7,041	16.4%

Operating income (loss) margin %
Marketing Services	17.5%	19.1%
Audience Solutions	39.9%	38.1%
Connectivity	-3.6%	-43.6%
Total operating segment operating margin	22.6%	20.6%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended
	December 31,
			$	%
	2015	2014	Variance	Variance

Revenues
Marketing Services	336,430	336,441	(11)	(0.0%)
Audience Solutions	217,718	227,020	(9,302)	(4.1%)
Connectivity	71,285	35,716	35,569	99.6%
Total operating segment revenues	625,433	599,177	26,256	4.4%

Gross profit
Marketing Services	112,139	120,275	(8,136)	(6.8%)
Audience Solutions	121,258	116,245	5,013	4.3%
Connectivity	41,582	5,088	36,494	717.3%
Total operating segment gross profit	274,979	241,608	33,371	13.8%

Gross profit margin %
Marketing Services	33.3%	35.7%
Audience Solutions	55.7%	51.2%
Connectivity	58.3%	14.2%
Total operating segment gross margin	44.0%	40.3%

Income (loss) from operations
Marketing Services	55,070	63,263	(8,193)	(13.0%)
Audience Solutions	80,000	84,484	(4,484)	(5.3%)
Connectivity	(2,874)	(34,043)	31,169	91.6%
Total operating segment income from operations	132,196	113,704	18,492	16.3%

Operating income (loss) margin %
Marketing Services	16.4%	18.8%
Audience Solutions	36.7%	37.2%
Connectivity	-4.0%	-95.3%
Total operating segment operating margin	21.1%	19.0%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	December 31,		December 31,

	2015	2014	2015	2014

Total operating segment gross profit	99,956	86,645	274,979	241,608

Less:
Purchased intangible asset amortization	3,754	3,783	11,262	7,673
Non-cash stock compensation	666	423	1,442	1,087
Accelerated amortization	78	-	1,598	-

Gross profit	95,458	82,439	260,677	232,848

Total operating segment income from operations	50,017	42,976	132,196	113,704

Less:
Corporate expenses	27,827	22,235	76,868	70,162
Purchased intangible asset amortization	3,754	3,783	11,262	7,673
Non-cash stock compensation	8,046	8,450	23,529	20,100
Gains, losses and other items, net	4,058	3,381	8,098	11,342
Separation and transformation costs	6,628	7,417	16,140	26,246
Accelerated amortization	78	-	1,598	-

Loss from operations	(374)	(2,290)	(5,299)	(21,819)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	December 31,	March 31,	$	%
	2015	2015	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	186,390	141,010	45,380	32.2%
Trade accounts receivable, net	140,821	126,896	13,925	11.0%
Deferred income taxes	16,475	25,610	(9,135)	(35.7%)
Refundable income taxes	6,899	5,239	1,660	31.7%
Restricted cash held in escrow	-	31,000	(31,000)	(100.0%)
Other current assets	35,918	34,975	943	2.7%
Assets of discontinued operations	-	172,284	(172,284)	(100.0%)

Total current assets	386,503	537,014	(150,511)	(28.0%)

Property and equipment	520,262	505,721	14,541	2.9%
Less - accumulated depreciation and amortization	341,868	329,467	12,401	3.8%

Property and equipment, net	178,394	176,254	2,140	1.2%

Software, net of accumulated amortization	58,947	68,962	(10,015)	(14.5%)
Goodwill	497,628	497,362	266	0.1%
Purchased software licenses, net of accumulated amortization	10,043	9,551	492	5.2%
Other assets, net	30,049	33,281	(3,232)	(9.7%)

	1,161,564	1,322,424	(160,860)	(12.2%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	32,223	32,232	(9)	(0.0%)
Trade accounts payable	30,690	30,094	596	2.0%
Accrued payroll and related expenses	46,662	36,659	10,003	27.3%
Other accrued expenses	49,705	62,754	(13,049)	(20.8%)
Acquisition escrow payable	-	31,000	(31,000)	(100.0%)
Deferred revenue	42,681	33,620	9,061	27.0%
Liabilities of discontinued operations	4,065	57,433	(53,368)	(92.9%)

Total current liabilities	206,026	283,792	(77,766)	(27.4%)

Long-term debt	168,681	247,855	(79,174)	(31.9%)

Deferred income taxes	66,709	80,675	(13,966)	(17.3%)

Other liabilities	15,705	6,845	8,860	129.4%

Stockholders' equity:
Common stock	12,988	12,794	194	1.5%
Additional paid-in capital	1,071,145	1,034,526	36,619	3.5%
Retained earnings	600,072	591,798	8,274	1.4%
Accumulated other comprehensive income	8,141	9,413	(1,272)	(13.5%)
Treasury stock, at cost	(987,903)	(945,274)	(42,629)	(4.5%)
Total stockholders' equity	704,443	703,257	1,186	0.2%

	1,161,564	1,322,424	(160,860)	(12.2%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	(1,410)	4,156
Loss (earnings) from discontinued operations, net of tax	971	(3,819)
Non-cash operating activities:
Depreciation and amortization	20,811	20,510
Loss (gain) on disposal or impairment of assets	48	(68)
Deferred income taxes	(5,140)	4,002
Non-cash stock compensation expense	8,046	8,450
Changes in operating assets and liabilities:
Accounts receivable	(5,957)	(978)
Other assets	(622)	(4,064)
Accounts payable and other liabilities	13,518	1,411
Deferred revenue	6,753	3,290
Net cash provided by operating activities	37,018	32,890
Cash flows from investing activities:
Capitalized software	(3,627)	(4,408)
Capital expenditures	(10,702)	(10,212)
Data acquisition costs	(424)	(394)
Net cash paid in acquisitions	(5,386)	-
Net cash used in investing activities	(20,139)	(15,014)
Cash flows from financing activities:
Payments of debt	(8,045)	(8,498)
Sale of common stock, net of stock acquired for withholding taxes	2,241	1,680
Excess tax benefits from stock-based compensation	2,574	-
Acquisition of treasury stock	(10,274)	-
Net cash used in financing activities	(13,504)	(6,818)
Cash flows from discontinued operations:
From operating activities	562	9,916
From investing activities	1,675	(2,920)
From financing activities	-	(459)
Net cash provided by discontinued operations	2,237	6,537
Effect of exchange rate changes on cash	(167)	(512)

Net change in cash and cash equivalents	5,445	17,083
Cash and cash equivalents at beginning of period	180,945	109,808
Cash and cash equivalents at end of period	186,390	126,891

Supplemental cash flow information:
Cash paid during the period for:
Interest	1,883	809
Income taxes	738	182
Payments on capital leases and installment payment arrangements	-	930
Other debt payments, excluding line of credit	8,045	8,027

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended

	December 31,

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	8,274	(4,992)
Earnings from discontinued operations, net of tax	(15,240)	(12,513)
Non-cash operating activities:
Depreciation and amortization	63,221	54,687
Loss (gain) on disposal and impairment of goodwill and other assets	938	(275)
Deferred income taxes	(4,856)	(2,020)
Non-cash stock compensation expense	23,529	20,100
Changes in operating assets and liabilities:
Accounts receivable	(15,238)	9,573
Other assets	(1,820)	1,409
Deferred costs	(823)	(316)
Accounts payable and other liabilities	3,182	(26,679)
Deferred revenue	9,205	(7,215)
Net cash provided by operating activities	70,372	31,759
Cash flows from investing activities:
Capitalized software	(10,360)	(14,985)
Capital expenditures	(33,822)	(42,352)
Data acquisition costs	(1,135)	(1,497)
Net cash paid in acquisitions	(5,386)	(265,672)
Net cash used in investing activities	(50,703)	(324,506)
Cash flows from financing activities:
Payments of debt	(79,183)	(18,254)
Sale of common stock, net of stock acquired for withholding taxes	6,343	(807)
Excess tax benefits from stock-based compensation	2,022	-
Acquisition of treasury stock	(37,535)	(9,868)
Net cash used in financing activities	(108,353)	(28,929)
Cash flows from discontinued operations:
From operating activities	10,277	38,773
From investing activities	124,506	(6,250)
From financing activities	(206)	(1,561)
Net cash provided by discontinued operations	134,577	30,962
Effect of exchange rate changes on cash	(513)	(981)

Net change in cash and cash equivalents	45,380	(291,695)
Cash and cash equivalents at beginning of period	141,010	418,586
Cash and cash equivalents at end of period	186,390	126,891

Supplemental cash flow information:
Cash paid during the period for:
Interest	6,220	6,200
Income taxes	6,004	538
Payments on capital leases and installment payment arrangements	269	3,249
Other debt payments, excluding line of credit	24,120	16,566
Prepayment of debt	55,000	-

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	YTD FY2016

Net cash provided by operating activities - continuing operations	(15,456)	14,325	32,890	29,372	61,131	11,997	21,357	37,018	70,372

Less:
Capitalized software	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)	(2,797)	(3,936)	(3,627)	(10,360)
Capital expenditures	(16,778)	(15,362)	(10,212)	(14,600)	(56,952)	(12,876)	(10,244)	(10,702)	(33,822)
Data acquisition costs	(635)	(468)	(394)	(374)	(1,871)	(430)	(281)	(424)	(1,135)
Payments on capital leases and installment payment arrangements	(650)	(567)	(471)	(315)	(2,003)	(63)	-	-	(63)
Other required debt payments	(4,267)	(4,272)	(8,027)	(8,032)	(24,598)	(8,036)	(8,039)	(8,045)	(24,120)

Total	(42,755)	(11,952)	9,378	2,449	(42,880)	(12,205)	(1,143)	14,220	872

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

										Q3 FY16 to Q3 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	221,193	625,433	6.2%	12,947

Cost of revenue	115,564	124,958	125,807	127,708	494,037	117,709	121,312	125,735	364,756	-0.1%	(72)
Gross profit	71,119	79,290	82,439	78,026	310,874	79,186	86,033	95,458	260,677	15.8%	13,019
% Gross margin	38.1%	38.8%	39.6%	37.9%	38.6%	40.2%	41.5%	43.2%	41.7%

Operating expenses
Research and development	16,350	19,798	18,973	19,080	74,201	20,011	19,078	18,400	57,489	-3.0%	(573)
Sales and marketing	26,265	28,591	30,554	31,084	116,494	29,494	34,259	36,581	100,334	19.7%	6,027
General and administrative	34,462	36,511	31,821	27,469	130,263	31,743	31,519	36,793	100,055	15.6%	4,972
Gains, losses and other items, net	7,128	833	3,381	11,258	22,600	807	3,233	4,058	8,098	20.0%	677
Total operating expenses	84,205	85,733	84,729	88,891	343,558	82,055	88,089	95,832	265,976	13.1%	11,103

Loss from operations	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	(2,056)	(374)	(5,299)	83.7%	1,916
% Margin	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%	-1.0%	-0.2%	-0.8%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(1,948)	(5,789)	2.8%	57
Other, net	(106)	(163)	35	(757)	(991)	304	59	303	666	765.7%	268
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(1,645)	(5,123)	16.5%	325

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(2,019)	(10,422)	52.6%	2,241
Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,580)	(3,456)	65.6%	3,017

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(439)	(6,966)	-230.3%	(776)

Earnings from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	(971)	15,240	-125.4%	(4,790)

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	(1,410)	8,274	-133.9%	(5,566)

Diluted earnings (loss) per share	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	0.11	-134.1%	(0.07)

Diluted earnings (loss) per share continuing operations	(0.14)	(0.09)	0.00	(0.12)	(0.34)	(0.07)	(0.02)	(0.01)	(0.09)	-231.1%	(0.01)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-NON GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

										Q3 FY16 to Q3 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	221,193	625,433	6.2%	12,947

Cost of revenue	115,197	120,771	121,601	119,239	476,808	112,084	117,131	121,237	350,452	-0.3%	(364)
Gross profit	71,486	83,477	86,645	86,495	328,103	84,811	90,214	99,956	274,981	15.4%	13,311
% Gross margin	38.3%	40.9%	41.6%	42.0%	40.8%	43.1%	43.5%	45.2%	44.0%

Operating expenses
Research and development	15,911	16,529	15,559	15,956	63,955	16,384	15,400	15,647	47,431	0.6%	88
Sales and marketing	25,619	26,789	28,498	28,915	109,821	28,170	32,945	34,664	95,779	21.6%	6,166
General and administrative	21,388	25,926	21,847	19,895	89,056	25,586	23,402	27,455	76,443	25.7%	5,608
Gains, losses and other items, net	-	-	-	-	-	-	-	-	-	-	-
Total operating expenses	62,918	69,244	65,904	64,766	262,832	70,140	71,747	77,766	219,653	18.0%	11,862

Income from operations	8,568	14,233	20,741	21,729	65,271	14,671	18,467	22,190	55,328	7.0%	1,449
% Margin	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%	8.9%	10.0%	8.8%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(1,948)	(5,789)	2.8%	57
Other, net	(106)	(163)	35	(757)	(991)	304	59	303	666	765.7%	268
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(1,645)	(5,123)	16.5%	325

Earnings from continuing operations before income taxes	6,514	12,249	18,771	19,074	56,608	13,090	16,570	20,545	50,205	9.5%	1,774
Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	6,399	17,194	11.2%	644

Net earnings from continuing operations	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	33,011	8.7%	1,130

Earnings from discontinued operations, net of tax	-	-	-	-	-	-	-	-	-	-	-

Net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	33,011	8.7%	1,130

Diluted earnings per share	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.18	0.42	7.3%	0.01

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15	09/30/15	12/31/15	YTD FY2016

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(2,019)	(10,422)

Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,580)	(3,456)

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(439)	(6,966)

Earnings loss from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	(971)	15,240

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	(1,410)	8,274

Earnings (loss) per share:

Basic	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	0.11

Diluted	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	0.11

Unusual items:
Purchased intangible asset amortization (cost of revenue)	63	3,827	3,783	3,781	11,454	3,754	3,754	3,754	11,262
Non-cash stock compensation (cost of revenue and operating expenses)	3,925	7,725	8,450	8,216	28,316	8,123	7,360	8,046	23,529
Restructuring charges and other adjustments (gains, losses, and other)	7,128	833	3,381	11,258	22,600	807	3,233	4,058	8,098
Separation and transformation costs (general and administrative)	10,538	8,291	7,417	5,023	31,269	3,414	6,098	6,628	16,140
Accelerated amortization (cost of revenue)	-	-	-	4,316	4,316	1,442	78	78	1,598

Total unusual items, continuing operations	21,654	20,676	23,031	32,594	97,955	17,540	20,523	22,564	60,627

Earnings from continuing operations before income taxes
and excluding unusual items	6,514	12,249	18,771	19,074	56,608	13,090	16,570	20,545	50,205

Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	6,399	17,194

Non-GAAP net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	33,011

Non-GAAP earnings per share:

Basic	0.05	0.10	0.17	0.18	0.50	0.10	0.15	0.18	0.42

Diluted	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.18	0.42

Basic weighted average shares	76,833	77,123	77,039	77,427	77,106	77,918	77,960	77,831	77,903

Diluted weighted average shares	78,341	78,307	78,302	79,027	78,494	79,352	79,310	79,346	79,336

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
										Q3 FY16 to Q3 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	YTD FY2016%		$

Revenues:
Marketing services	109,288	112,750	114,403	109,662	446,103	107,726	112,979	115,725	336,430	1.2%	1,322
Audience Solutions	73,061	78,026	75,933	76,816	303,837	68,550	72,122	77,046	217,718	1.5%	1,113
Connectivity	4,334	13,472	17,910	19,256	54,972	20,619	22,244	28,422	71,285	58.7%	10,512

Total operating segment revenues	186,683	204,248	208,246	205,735	804,911	196,895	207,345	221,193	625,433	6.2%	12,947

Gross profit:

Marketing services	39,452	39,251	41,572	36,169	156,444	36,033	37,545	38,561	112,139	-7.2%	(3,011)
Audience Solutions	35,605	41,425	39,215	42,141	158,386	36,823	39,170	45,265	121,258	15.4%	6,050
Connectivity	(3,527)	2,757	5,858	8,234	13,322	11,953	13,499	16,130	41,582	175.3%	10,272

Total operating segment gross profit	71,530	83,433	86,645	86,544	328,152	84,809	90,214	99,956	274,979	15.4%	13,311

Gross margin:

Marketing services	36.1%	34.8%	36.3%	33.0%	35.1%	33.4%	33.2%	33.3%	33.3%
Audience Solutions	48.7%	53.1%	51.6%	54.9%	52.1%	53.7%	54.3%	58.8%	55.7%
Connectivity	-81.4%	20.5%	32.7%	42.8%	24.2%	58.0%	60.7%	56.8%	58.3%

Total operating segment gross margin	38.3%	40.8%	41.6%	42.1%	40.8%	43.1%	43.5%	45.2%	44.0%

Income from continuing operations:

Marketing services	20,828	20,576	21,859	17,984	81,247	16,853	17,908	20,309	55,070	-7.1%	(1,550)
Audience Solutions	24,190	31,375	28,919	30,594	115,078	24,087	25,190	30,723	80,000	6.2%	1,804
Connectivity	(14,089)	(12,152)	(7,802)	(6,026)	(40,069)	(791)	(1,068)	(1,015)	(2,874)	87.0%	6,787

Total operating segment income from operations	30,929	39,799	42,976	42,552	156,256	40,149	42,030	50,017	132,196	16.4%	7,041

Margin:

Marketing services	19.1%	18.2%	19.1%	16.4%	18.2%	15.6%	15.9%	17.5%	16.4%
Audience Solutions	33.1%	40.2%	38.1%	39.8%	37.9%	35.1%	34.9%	39.9%	36.7%
Connectivity	-325.1%	-90.2%	-43.6%	-31.3%	-72.9%	-3.8%	-4.8%	-3.6%	-4.0%

Total operating segment operating margin	16.6%	19.5%	20.6%	20.7%	19.4%	20.4%	20.3%	22.6%	21.1%